GUARANTY

        THIS GUARANTY is made as of the 8th day of February, 2005, by Minrad Inc., a Delaware corporation (the "Guarantor"), to and with Laird Q. Cagan and The Tobin Family Trust, (collectively, the "Lender").

W I T N E S S E T H  T H A T:

        WHEREAS, pursuant to, and subject to certain terms and conditions contained in, a certain Convertible Promissory Note of even date herewith, as the same may be amended, renewed, restated or extended from time to time (the "Loan Agreement") by and between the Lender, as the lender thereunder, and Minrad International, Inc., an Nevada corporation company (the "Borrower"), as borrower thereunder, the Lender has agreed to make loans to the Borrower in an aggregate principal amount of up to Two Million Five Hundred Thousand Dollars ($2,500,000), and

        WHEREAS, the Guarantor is a wholly-owned subsidiary of the Borrower; and

        WHEREAS, the Lender has advised the Guarantor that it will not enter into the aforesaid loan transactions with the Borrower unless, among other matters, all of the obligations of the Borrower under the Loan Agreement and certain other agreements as hereinafter provided, including, without limitation, the punctual payment of both principal and interest to be paid, are guaranteed by the Guarantor, to the extent provided herein; and

        WHEREAS, the Guarantor is willing and has voluntarily and freely agreed to guarantee the payment of the aforesaid obligations as hereinafter provided;

        NOW, THEREFORE, in order to induce the Lender to enter into the aforesaid loan transactions and to make said loan to the Borrower and in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor hereby covenants and agrees as follows:

        1. The Guarantor, as primary obligor and not merely as surety, hereby, absolutely, unconditionally and irrevocably, guarantees: (i) the due and punctual payment in full (and not merely the collectibility) of the principal of the Loan Agreement, and the interest thereon, in each case when due and payable, according to the terms of the Loan Agreement, whether at stated maturity, by reason of acceleration or otherwise; (ii) the due and punctual payment in full (and not merely the collectibility) of all other sums and charges which may at any time be due and payable in accordance with, or under the terms of, the Loan Agreement, whether at stated maturity, by reason of acceleration or otherwise; (iii) the due and punctual payment (and not merely the collectibility), performance and observance of all of the other obligations, indebtedness, liabilities, terms, covenants and conditions contained in the Loan Agreement, all agreements and instruments at any time executed in connection with the Loan Agreement, including the Mortgage and Security Agreement referenced in the Loan Agreement, and any other security instruments and agreements relating to the Loan Agreement, whether now or hereafter existing, on the part of the Borrower to be performed or observed (collectively the Loan Agreement, all security instruments and all related agreements, whether now existing or arising hereafter, are collectively referred to herein as the "Loan Documents") (all of the foregoing are collectively hereinafter called the "Obligations"); PROVIDED, HOWEVER, THAT NOTWITHSTANDING ANY PROVISION CONTAINED IN THIS GUARANTY TO THE CONTRARY, THE GUARANTOR'S MAXIMUM LIABILITY (THE "LIABILITY LIMIT") UNDER THIS GUARANTY SHALL BE LIMITED TO, AND SHALL NOT EXCEED IN THE AGGREGATE:

        (A) TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000), PLUS

        (B) UNLESS THE GUARANTOR SHALL PAY HIS REQUIRED OBLIGATIONS HEREUNDER WITHIN THIRTY (30) DAYS OF LENDER'S DEMAND FOR PAYMENT HEREUNDER, INTEREST THEREON AT A RATE PER ANNUM EQUAL TO THE HIGHEST THEN APPLICABLE INTEREST RATE CHARGED UNDER THE LOAN AGREEMENT) FROM THE EARLIER TO OCCUR OF (i) THE DATE LENDER MAKES DEMAND FOR PAYMENT OF THIS GUARANTY FOLLOWING THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE LOAN AGREEMENT OR THIS GUARANTY, OR (ii) THE DATE UPON WHICH EITHER THE BORROWER OR THE GUARANTOR BECOMES THE SUBJECT OF A VOLUNTARY OR INVOLUNTARY PROCEEDING UNDER THE FEDERAL BANKRUPTCY CODE, OR BECOMES THE SUBJECT OF ANY RECEIVERSHIP, INSOLVENCY OR DEBTOR RELIEF PROCEEDING.

        2. The Guarantor expressly agrees that the Lender may, in its sole and absolute discretion, without notice to or further assent of the Guarantor and without in any way releasing, affecting or impairing the obligations and liabilities of the Guarantor hereunder: (i) waive compliance with, or any default under, or grant any other indulgences with respect to, the Loan Documents; (ii) modify, amend or change any provisions of the Loan Documents with consent of Borrower; (iii) grant extensions or renewals of or with respect to the Loan Documents, and/or effect any release, compromise or settlement in connection therewith; (iv) agree to the substitution, exchange, release or other disposition of the Borrower or of all or any part of the collateral securing the Obligations; (v) make advances for the purpose of performing any term or covenant contained in the Loan Documents, with respect to which the Borrower shall be in default; (vi) assign or otherwise transfer the Loan Documents, including, without limitation, this Guaranty, or any interest therein; and (vii) deal in all respects with the Borrower, the Obligations or any collateral securing the Obligations as if this Guaranty were not in effect. The obligations of the Guarantor under this Guaranty shall be absolute and unconditional, irrespective of the genuineness, validity, regularity, enforceability or priority of the Loan Documents or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

        3. The liability of the Guarantor under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon pursuit by the Lender of any remedies it may have against the Borrower or any other party with respect to the Loan Documents, whether pursuant to the terms thereof or otherwise. No exercise or nonexercise by the Lender of any right given to it hereunder or under the Loan Documents, and no change, impairment or suspension of any right or remedy of the Lender, shall in any way affect any of Guarantor's obligations hereunder or give the Guarantor any recourse against the Lender. Without limiting the generality of the foregoing, the Lender shall not be required to make any demand on the Borrower and/or any other party, or otherwise pursue or exhaust its remedies against the Borrower or any other party, before, simultaneously with or after, enforcing its rights and remedies hereunder against the Guarantor. Any one or more successive and/or concurrent actions may be brought hereon against the Guarantor, either in the same action, if any, brought against the Borrower and/or any other party, or in separate actions, as often as the Lender, in its sole discretion, may deem advisable.

        4. The Guarantor hereby expressly waives: (i) diligence, presentment and demand for payment and protest of nonpayment; (ii) notice of acceptance of this Guaranty and of presentment, demand, dishonor and protest; (iii) notice of any default hereunder or under the Loan Documents and of all indulgences; (iv) demand for observance or performance of, or enforcement of, any terms or provisions of this Guaranty or the Loan Documents; (v) notice of extensions of credit by the Lender to the Borrower and of any change in the rate at which interest accrues under the Loan Documents; (vi) all other notices and demands otherwise required by law which the Guarantor may lawfully waive; (vii) the right to assert in any action or proceeding hereupon any setoff, counterclaim or other claim which it may have against the Lender; (viii) until payment in full of the Obligations in cash, all rights of subrogation, reimbursement or contribution against the Borrower which might otherwise arise by reason of the Guarantor' execution, performance or payment of this Guaranty; and (ix) the benefit of all other principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof.

        5. If the Guarantor shall advance any sums to the Borrower or its successors or assigns, or if a Borrower or its successors or assigns shall be or shall hereafter become indebted to the Guarantor, such sums and indebtedness shall be subordinate in all respects to the amounts then or thereafter due and owing to the Lender.

        6. In each case of happening of any of the following events (each of which is herein sometimes called an "Event of Default"):

                (a) any representation or warranty made in this Guaranty shall prove to be false or misleading in any material respect, or any default in the due observance or performance of any covenant, condition or agreement contained in this Guaranty or in any agreement now or hereafter securing payment of this Guaranty, in each case after 30 days notice and opportunity to cure;

                (b) default in the payment of any indebtedness of the Guarantor to the Lender, when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise; or

                (c) the Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of any of his property, (ii) admit in writing his inability to pay his debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code, or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against him in any proceeding under any such law or corporate action shall be taken for the purpose of effecting any of the foregoing; or

                (d) there shall be filed against the Guarantor an involuntary petition seeking the appointment of a receiver, trustee, custodian or liquidator of the Guarantor or a substantial part of the Guarantor's assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an "Involuntary Petition"); or

                (g) the occurrence of an "Event of Default" as defined in the Loan Agreement, which "Events of Default" are incorporated herein by reference as if set forth at length herein; or

then and upon any such Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of the Lender, the Loan Agreement and the Obligations and any and all other obligations of the Borrower and Guarantor and each of them to the Lender shall for the purposes of this Guaranty immediately become due and payable, both as to principal and interest, without presentment, demand, or protest, all of which are hereby expressly waived, anything contained herein or in the Loan Agreement or other evidence of such obligations to the contrary notwithstanding.

        9. All notices, demands, requests or other communications given hereunder or in connection herewith shall be in writing and either mailed, sent by nationally recognized overnight courier service, or personally delivered, addressed to the party to receive such notice at its address set forth below or at such other address as such party may hereafter designate by notice given in like fashion:

        If to the Lender:

Laird Q. Cagan
_______________
_______________
_______________

AND

_______________
_______________
_______________
_______________

If to the Guarantor:
Minrad Inc. 847 Main Street Buffalo, New York 14203 Attn: Chief Executive Officer Phone: 716-855-1068

        with a copy (except for routine communications) to:
Robert B. Fleming, Jr., Esq. Hodgson Russ LLP One M&T Plaza, Suite 2000 Buffalo, New York 14203 Phone: 716.856.4000

or, as to each party, at such other address as shall be designated by such parties in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communication shall be deemed given upon receipt by the party to whom such notice is directed.

        10. Any payments made by the Guarantor under the provisions of this Guaranty shall, if made to the Lender, be made in accordance with the payment provisions contained in the Loan Agreement.

        11. All rights and remedies afforded to the Lender by reason of this Guaranty and the Loan Documents, or by law are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies. No delay or omission by the Lender in exercising any such right or remedy shall operate as a waiver thereof. No waiver of any rights and remedies hereunder, and no modification or amendment hereof, shall be deemed made by the Lender unless in writing and duly executed. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of the Lender, and no single or partial exercise of any right or remedy hereunder shall preclude further exercise of any other right or remedy.

        12. The obligations of the Guarantor to make payment in accordance with the terms of this Guaranty shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of either Borrower or their respective estates, in bankruptcy or reorganization resulting from the operation of any present or future provision of the Federal Bankruptcy Act or other statute or from the decision of any court. The Guarantor agrees that in the event any amounts referred to herein are paid in whole or in part by the Borrower or by the Guarantor, the Guarantor's liability hereunder shall continue and remain in full force and effect in the event that all or any part of any such payment is recovered from the Lender as a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

        13. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SAID STATE.

        15. This Guaranty shall inure to the benefit of, and be enforceable by, the Lender and its successors and assigns, and shall be binding upon, and enforceable against, the Guarantor and his heirs, successors and assigns.

        16. In case this Guaranty or any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been included.

        IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the day and year first above written.

MINRAD Inc.

By:_______________________________
Name:
Title:

____________________________
STATE OF ___________________
COUNTY OF _________________

        The foregoing instrument was acknowledged before me this ____ day of_____________, by ______________________________, who is personally known to me or who has produced ___________________________ as identification.

Notary Public Print Name: My commission expires: